                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
March 30, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-3 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as servicer and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-3 Trust.

      WHEREAS, pursuant to (i) that certain Master Seller's Warranties and
Servicing Agreement, dated as of March 1, 2005 (as amended and restated on
December 1, 2005, the "March MSWSA"), by and between Assignor, as purchaser, and
Wells Fargo Bank, as seller and servicer, (ii) that certain Master Mortgage Loan
Purchase Agreement, dated as of March 1, 2005 (as amended and restated on
December 1, 2005, the "March MMLPA"), by and between Assignor, as purchaser, and
Wells Fargo Bank, as seller, (iii) that certain Amended and Restated Master
Seller's Warranties and Servicing Agreement, dated as of December 1, 2005 (the
"December MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (iv) that certain Amended and Restated Master Mortgage
Loan Purchase Agreement, dated as of December 1, 2005 (the "December MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, (v) that certain Assignment and Conveyance Agreement, dated as of August 26, 2005, by and between Assignor and Wells Fargo Bank, (vi) that certain Assignment and
Conveyance Agreement, dated as of September 27, 2005, by and between Assignor and Wells Fargo Bank, (vii) that certain Assignment and Conveyance Agreement, dated as of October 26, 2005, by and between Assignor and Wells Fargo Bank,
(viii) that certain Assignment and Conveyance Agreement, dated as of December
15, 2005, by and between Assignor and Wells Fargo Bank and (ix) that certain
Assignment and Conveyance Agreement, dated as of January 27, 2006, by and between Assignor and Wells Fargo Bank (collectively, with the March MSWSA, the
March MMLPA, the December MSWSA and the December MMLPA, the "Purchase and
Servicing Agreements"), each of which is attached in Appendix I hereto, the
Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer
(in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and
Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among
BAFC, the Master Servicer, the Securities Administrator and the Assignee,
pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

            a.      The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b.      The Assignor has not received notice of, and has no
knowledge of, any offsets, counterclaims or other defenses available to Wells
Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage
Loans;

            c.      The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

            d.      Neither the Assignor nor anyone acting on its behalf has
offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which

                                        2

would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage
Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

      3.    From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and
Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage
Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the
December MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the December MSWSA as modified by Section 7 of this Agreement, for the benefit of the Assignee.

      4.    Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the December MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the
Mortgage Loans in accordance with the terms of the December MSWSA, as applicable, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

      5.    [Reserved]

      6.    In accordance with Sections 2.03 and 9.01 of the December MSWSA, the
Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the December MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the closing date of the related Securitization Transaction
(as defined in the December MSWSA).

      7.    Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the December MSWSA:

      a.    Regarding the Regulation AB (as defined in the December MSWSA)
            provisions set forth in the December MSWSA, Wells Fargo Bank hereby agrees to comply with and provide, as mutually agreed upon between
            Wells Fargo Bank and the Master Servicer, the information with respect to Wells Fargo Bank and all of the Mortgage Loans required by the Master Servicer in order for the Master Servicer to agree to be obligated to file reports with the Commission on behalf of the related trust.

      b.    Section 5.02. Section 5.02 is hereby modified to read as follows:

            "Not later than the fifth (5th) Business Day of each month, the
            Company shall furnish to the Purchaser (or any master servicer) a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to

                                        3

            the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the
            Company and the Purchaser (or any master servicer)."

            The exhibits referenced in this Section 7 are attached to this
            Agreement as Exhibit B hereto.

      c.    Section 6.04. Section 6.04 is hereby modified by deleting the paragraph (i) in its entirety. In addition the phrases "the
            Purchaser and any Depositor" and "the Purchaser and such Depositor"
            are deleted and replaced with "the Master Servicer".

      d.    Section 6.05. Section 6.05 is hereby modified by deleting the last sentence of such section in its entirety.

      e.    Section 6.06. Section 6.06 is hereby modified by deleting the phrases "the Purchaser and any Depositor" and "the Purchaser and
            such Depositor" and replacing them with "the Master Servicer".

      f.    Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty":

            "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten)"

      g.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

      8.    The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Purchase and Servicing
Agreements is:

                    U.S. Bank National Association
                    209 S. LaSalle Street,
                    Suite 300 Chicago, Illinois 60604
                    Attention: Structured Finance Trust Services, BAFC 2006-3

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                    Banc of America Funding Corporation
                    214 North Tryon Street
                    Charlotte, North Carolina 28255
                    Attention: General Counsel and Chief Financial Officer

                                        4

      9.    Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                    WELLS FARGO BANK, N.A.
                    ABA# 121000248
                    FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                    FFC TO: BAFC 2006-3 # 50906900

      10.   Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the
Pooling Agreement, and therefore has the right to enforce all obligations of
Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and
Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the
Purchase and Servicing Agreements to monitor and enforce the obligations of
Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the
Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and
Servicing Agreements, the right to examine the books and records of Wells Fargo
Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank.

                               [Signatures Follow]

                                        5

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        as Assignor

                                        By:          /s/ Bruce W. Good
                                             -----------------------------------
                                             Name:   Bruce W. Good
                                             Title:  Vice President

                                        U.S. Bank National
                                        Association, as Assignee

                                        By:          /s/ Melissa A. Rosal
                                             -----------------------------------
                                             Name:   Melissa A. Rosal
                                             Title:  Vice President

                                        Banc of America Funding Corporation

                                        By:          /s/ Scott Evans
                                             -----------------------------------
                                             Name:   Scott Evans
                                             Title:  Senior Vice President

                                        Wells Fargo Bank, N.A., as servicer

                                        By:          /s/ Patrick Greene
                                             -----------------------------------
                                             Name:   Patrick Greene
                                             Title:  Senior Vice President

Acknowledged and Agreed as
of the date first written above:

Wells Fargo Bank, N.A., as Master Servicer

By:     /s/ Peter A. Gobell
    -------------------------------
Name:   Peter A. Gobell
Title:  Vice President

       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2006-3]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       A-1

                                    EXHIBIT B

EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                             DESCRIPTION                     DECIMAL       FORMAT COMMENT
------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR              A unique number assigned to a loan by the
                               Servicer. This may be different than the
                               LOAN_NBR

------------------------------------------------------------------------------------------------------------
LOAN_NBR                       A unique identifier assigned to each loan
                               by the originator.

------------------------------------------------------------------------------------------------------------
CLIENT_NBR                     Servicer Client Number

------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by
                               an external servicer to identify a group
                               of loans in their system.

------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME            First Name of the Borrower.

------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME             Last name of the borrower.

------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                   Street Name and Number of Property

------------------------------------------------------------------------------------------------------------
PROP_STATE                     The state where the  property located.

------------------------------------------------------------------------------------------------------------
PROP_ZIP                       Zip code where the property is located.

------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment
                               MM/DD/YYYY is due to the servicer at the
                               end of processing cycle, as reported by
                               Servicer.

------------------------------------------------------------------------------------------------------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)

------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was                   MM/DD/YYYY
                               filed.

------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy
                               was filed.

------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to
                               the bankruptcy filing.

------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy                     MM/DD/YYYY
                               has been approved by the courts

------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From                            MM/DD/YYYY
                               Bankruptcy. Either by Dismissal, Discharged
                               and/or a Motion For Relief Was Granted.

------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved                    MM/DD/YYYY
                               By The Servicer

------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A
                               Loan Such As;

------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE         The Date The Loss Mitigation /Plan Is                        MM/DD/YYYY
                               Scheduled To End/Close

------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                               Completed

------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE           The date DA Admin sends a letter to the
                               MM/DD/YYYY servicer with instructions to
                               begin foreclosure proceedings.

------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to                        MM/DD/YYYY
                               Pursue Foreclosure

------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in                  MM/DD/YYYY
                               a Foreclosure Action

------------------------------------------------------------------------------------------------------------

                                       B-1

------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is                      MM/DD/YYYY
                               expected to occur.

------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                     MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                The amount a property sold for at the              2         No commas(,) or
                               foreclosure sale.                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of                  MM/DD/YYYY
                               the borrower.

------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal
                               possession MM/DD/YYYY of the property
                               from the borrower.

------------------------------------------------------------------------------------------------------------
LIST_PRICE                     The price at which an REO property is              2         No commas(,) or
                               marketed.                                                    dollar signs ($)

------------------------------------------------------------------------------------------------------------
LIST_DATE                      The date an REO property is listed at a                      MM/DD/YYYY
                               particular price.

------------------------------------------------------------------------------------------------------------
OFFER_AMT                      The dollar value of an offer for an REO            2         No commas(,) or
                               property.                                                    dollar signs ($)

------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin                    MM/DD/YYYY
                               or by the Servicer.

------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE               The date the REO sale of the property is                     MM/DD/YYYY
                               scheduled to close.

------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                      MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                  Classification of how the property is
                               occupied.

------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE            A code that indicates the condition of
                               the property.

------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE           The date a  property inspection is                           MM/DD/YYYY
                               performed.

------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                 The date the appraisal was done.                             MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                  The current "as is" value of the property
                               2 based on brokers price opinion or
                               appraisal.

------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL              The amount the property would be worth if          2
                               repairs are completed pursuant to a
                               broker's price opinion or appraisal.

------------------------------------------------------------------------------------------------------------
IF APPLICABLE:

------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan

------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE             The circumstances which caused a borrower
                               to stop paying on a loan. Code indicates
                               the reason why the loan is in default for
                               this cycle.

------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed                      MM/DD/YYYY
                               With Mortgage Insurance Company.

------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                     No commas(,) or
                                                                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed                    MM/DD/YYYY
                               Claim Payment

------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On          2         No commas(,) or
                               Claim                                                        dollar signs ($)

------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance                     MM/DD/YYYY
                               Company

------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance          2         No commas(,) or
                               Company                                                      dollar signs ($)

------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was                     MM/DD/YYYY
                               Issued By The Pool Insurer

------------------------------------------------------------------------------------------------------------

                                       B-2

------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance             2         No commas(,) or
                               Company                                                      dollar signs ($)

------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE    Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT           Amount of FHA Part A Claim Filed                   2         No commas(,) or
                                                                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE     Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT      Amount HUD Paid on Part A Claim                    2         No commas(,) or
                                                                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                   2         No commas(,) or
                                                                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE     Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY

------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT      Amount HUD Paid on Part B Claim                    2         No commas(,) or
                                                                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE            Date VA Claim Was Filed With the Veterans                    MM/DD/YYYY
                               Admin

------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE             Date Veterans Admin. Disbursed VA Claim                      MM/DD/YYYY
                               Payment

------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT              Amount Veterans Admin. Paid on VA Claim            2         No commas(,) or
                                                                                            dollar signs ($)

------------------------------------------------------------------------------------------------------------

                                       B-3

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:
      o  ASUM- Approved Assumption
      o  BAP- Borrower Assistance Program
      o  CO- Charge Off
      o  DIL- Deed-in-Lieu
      o  FFA- Formal Forbearance Agreement
      o  MOD- Loan Modification
      o  PRE- Pre-Sale
      o  SS- Short Sale
      o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:
      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

                                       B-4

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

              ------------------------------------------------------------------
              DELINQUENCY CODE         DELINQUENCY DESCRIPTION
              ------------------------------------------------------------------
              001                      FNMA-Death of principal mortgagor
              ------------------------------------------------------------------
              002                      FNMA-Illness of principal mortgagor
              ------------------------------------------------------------------
              003                      FNMA-Illness of mortgagor's family member
              ------------------------------------------------------------------
              004                      FNMA-Death of mortgagor's family member
              ------------------------------------------------------------------
              005                      FNMA-Marital difficulties
              ------------------------------------------------------------------
              006                      FNMA-Curtailment of income
              ------------------------------------------------------------------
              007                      FNMA-Excessive Obligation
              ------------------------------------------------------------------
              008                      FNMA-Abandonment of property
              ------------------------------------------------------------------
              009                      FNMA-Distant employee transfer
              ------------------------------------------------------------------
              011                      FNMA-Property problem
              ------------------------------------------------------------------
              012                      FNMA-Inability to sell property
              ------------------------------------------------------------------
              013                      FNMA-Inability to rent property
              ------------------------------------------------------------------
              014                      FNMA-Military Service
              ------------------------------------------------------------------
              015                      FNMA-Other
              ------------------------------------------------------------------
              016                      FNMA-Unemployment
              ------------------------------------------------------------------
              017                      FNMA-Business failure
              ------------------------------------------------------------------
              019                      FNMA-Casualty loss
              ------------------------------------------------------------------
              022                      FNMA-Energy environment costs
              ------------------------------------------------------------------
              023                      FNMA-Servicing problems
              ------------------------------------------------------------------
              026                      FNMA-Payment adjustment
              ------------------------------------------------------------------
              027                      FNMA-Payment dispute
              ------------------------------------------------------------------
              029                      FNMA-Transfer of ownership pending
              ------------------------------------------------------------------
              030                      FNMA-Fraud
              ------------------------------------------------------------------
              031                      FNMA-Unable to contact borrower
              ------------------------------------------------------------------
              INC                      FNMA-Incarceration
              ------------------------------------------------------------------

                                       B-5

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

              ------------------------------------------------------------
               STATUS CODE     STATUS DESCRIPTION
              ------------------------------------------------------------
                   09          Forbearance
              ------------------------------------------------------------
                   17          Pre-foreclosure Sale Closing Plan Accepted
              ------------------------------------------------------------
                   24          Government Seizure
              ------------------------------------------------------------
                   26          Refinance
              ------------------------------------------------------------
                   27          Assumption
              ------------------------------------------------------------
                   28          Modification
              ------------------------------------------------------------
                   29          Charge-Off
              ------------------------------------------------------------
                   30          Third Party Sale
              ------------------------------------------------------------
                   31          Probate
              ------------------------------------------------------------
                   32          Military Indulgence
              ------------------------------------------------------------
                   43          Foreclosure Started
              ------------------------------------------------------------
                   44          Deed-in-Lieu Started
              ------------------------------------------------------------
                   49          Assignment Completed
              ------------------------------------------------------------
                   61          Second Lien Considerations
              ------------------------------------------------------------
                   62          Veteran's Affairs-No Bid
              ------------------------------------------------------------
                   63          Veteran's Affairs-Refund
              ------------------------------------------------------------
                   64          Veteran's Affairs-Buydown
              ------------------------------------------------------------
                   65          Chapter 7 Bankruptcy
              ------------------------------------------------------------
                   66          Chapter 11 Bankruptcy
              ------------------------------------------------------------
                   67          Chapter 13 Bankruptcy
              ------------------------------------------------------------

                                       B-6

--------------------------------------------------------------------------------
EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME              DESCRIPTION                                           DECIMAL   FORMAT COMMENT                        MAX
                                                                                                                               SIZE
-----------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a group              Text up to 10 digits                   20
                         of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the                Text up to 10 digits                   10
                         investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.             Text up to 10 digits                   10
                         This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.  It is               Maximum length of                      30
                         not separated by first and last name.                           30 (Last, First)
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest       2      No commas(,) or                        11
                         payment that a borrower is expected to pay, P&I                 dollar signs ($)
                         constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.      4      Max length of 6                         6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service fee        4      Max length of 6                         6
                         rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by        4      Max length of 6                         6
                         the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by      2      No commas(,) or                        11
                         the Servicer.                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the           2      No commas(,) or                        11
                         Servicer.                                                       dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.           4      Max length of 6                         6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a           4      Max length of 6                         6
                         forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the           2      No commas(,) or                        11
                         beginning of the processing cycle.                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end       2      No commas(,) or                        11
                         of the processing cycle.                                        dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                MM/DD/YYYY                             10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.              2      No commas(,) or                        11
                                                                                         dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first                  MM/DD/YYYY                             10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment        2      No commas(,) or                        11
                         amount, if applicable.                                          dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.             2      No commas(,) or                        11
                                                                                         dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second                 MM/DD/YYYY                             10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment       2      No commas(,) or                        11
                         amount, if applicable.                                          dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.              2      No commas(,) or                        11
                                                                                         dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                       B-7

-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third                  MM/DD/YYYY                             10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third                    2      No commas(,) or                        11
                         curtailment amount, if applicable.                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by            2      No commas(,) or                        11
                         the Servicer.                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the                        MM/DD/YYYY                             10
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Action Code Key: 15=Bankruptcy,         2
                                                                                         30=Foreclosure, , 60=PIF,
ACTION_CODE              The standard FNMA numeric code used to indicate the             63=Substitution,
                         default/delinquent status of a particular loan.                 65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as                 2      No commas(,) or dollar signs ($)       11
                         reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if             2      No commas(,) or dollar signs ($)       11
                         applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.          2      No commas(,) or dollar signs ($)       11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss,            2      No commas(,) or dollar signs ($)       11
                         if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due           2      No commas(,) or dollar signs ($)       11
                         at the beginning of the cycle date to be
                         passed through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to                   2      No commas(,) or dollar signs ($)       11
                         investors at the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by            2      No commas(,) or dollar signs ($)       11
                         the Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the             2      No commas(,) or dollar signs ($)       11
                         service fee amount for the current cycle as reported
                         by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the             2      No commas(,) or dollar signs ($)       11
                         Servicer for the current reporting cycle -- only
                         applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the                2      No commas(,) or dollar signs ($)       11
                         service fee amount for the current reporting cycle
                         as reported by the Servicer -- only applicable for
                         Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower              2      No commas(,) or dollar signs ($)       11
                         prepays on his loan as reported by the
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan               2      No commas(,) or dollar signs ($)       11
                         waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification                  MM/DD/YYYY                             10
                         for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                          Varchar - value can be alpha or        30
                                                                                         numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest           2      No commas(,) or dollar signs ($)       11
                         advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

                                       B-8

--------------------------------------------------------------------------------
EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET
--------------------------------------------------------------------------------

                    The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.       The Actual Unpaid Principal Balance of the Mortgage Loan. For
               documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.       The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.       Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.    Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.      The total of lines 1 through 12.

      Credits:

      14-21.   Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a
               Bankruptcy Deficiency, the difference between the Unpaid
               Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy
               Deficiency should be input on line 20.

      22.      The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23.      The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

--------------------------------------------------------------------------------
EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332
--------------------------------------------------------------------------------

                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                     Date:  _______________
Phone:  ______________________  Email Address:_____________________

   ----------------------       ------------------       ---------------------
    Servicer Loan No.            Servicer Name            Servicer Address

   ----------------------       ------------------       ---------------------

WELLS FARGO BANK, N.A. Loan No. ________________________________________________
Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)    Actual Unpaid Principal Balance of Mortgage Loan     $________________(1)
(2)    Interest accrued at Net Rate                         _________________(2)
(3)    Accrued Servicing Fees                               _________________(3)
(4)    Attorney's Fees                                      _________________(4)
(5)    Taxes                                                _________________(5)
(6)    Property Maintenance                                 _________________(6)
(7)    MI/Hazard Insurance Premiums                         _________________(7)
(8)    Utility Expenses                                     _________________(8)
(9)    Appraisal/BPO                                        _________________(9)
(10)   Property Inspections                                 ________________(10)
(11)   FC Costs/Other Legal Expenses                        ________________(11)
(12)   Other (itemize)                                      $_______________(12)
           Cash for Keys ______________________________     ________________
           HOA/Condo Fees _____________________________     ________________
           ____________________________________________     ________________
           ____________________________________________     ________________
           TOTAL EXPENSES                                   $_______________(13)
CREDITS:

(14)   Escrow Balance                                       $_______________(14)
(15)   HIP Refund                                           ________________(15)

                                      B-10

(16)   Rental Receipts                                      ________________(16)
(17)   Hazard Loss Proceeds                                 ________________(17)
(18)   Primary Mortgage Insurance Proceeds                  ________________(18)
(19)   Pool Insurance Proceeds                              ________________(19)
(20)   Proceeds from Sale of Acquired Property              ________________(20)
(21)   Other (itemize)                                      ________________(21)
       ________________________________________________     ________________
       ________________________________________________     ________________
       TOTAL CREDITS                                        $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                     $_______________(23)

                                      B-11

                                   APPENDIX I

                        Purchase and Servicing Agreements

                                [Attached hereto]